                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section (S)240.14a-11(c) or Section
     (S)240.14a-12

                           ITLA CAPITAL CORPORATION
               (Name of Registrant as Specified In Its Charter)

                           ITLA CAPITAL CORPORATION
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     (4) Proposed maximum aggregate value of transaction:

----------
*Set forth the amount on which the filing is calculated and state how it was determined.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                [LOGO OF ITLA CAPITAL CORPORATION APPEARS HERE]


                           ITLA CAPITAL CORPORATION
                              888 Prospect Street
                          La Jolla, California 92037
                                (619) 551-0511

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on July 24, 1997

     Notice is hereby given that the Annual Meeting of Shareholders of ITLA Capital Corporation (the "Company") will be held at the Radisson Hotel at 3299 Holiday Court, La Jolla, California, on July 24, 1997 at 1:00 P.M., California time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.  The election of one (1) director of the Company;

     2. The ratification of the appointment of Arthur Andersen, LLP as independent auditors for the Company for the fiscal year ending December 31, 1997; and

such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Shareholders of record at the close of business on June 4, 1997 are the shareholders entitled to vote at the Meeting and any adjournments thereof. A complete list of shareholders entitled to vote at the Meeting will be available for inspection by shareholders at the offices of the Company during the ten days prior to the Meeting, as well as at the Meeting.

     You are requested to complete, sign and date the enclosed Form of Proxy which is solicited on behalf of the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                By Order of the Board of Directors

                                /s/ George W. Haligowski

                                George W. Haligowski
                                Chairman of the Board, President and
                                 Chief Executive Officer

La Jolla, California
June 24, 1997

================================================================================
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================

                           ITLA CAPITAL CORPORATION
                              888 Prospect Street
                          La Jolla, California 92037
                                (619) 551-0511

                             --------------------

                                PROXY STATEMENT

                             --------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JULY 24, 1997

                             --------------------

     This Proxy Statement is furnished in connection with the solicitation, on behalf of the Board of Directors of ITLA Capital Corporation (the "Company"), of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Meeting"), and all adjournments of the Meeting. The Meeting is to be held at the Radisson Hotel, 3299 Holiday Court, La Jolla, California, on July 24, 1997 at 1:00 P.M., California time. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to shareholders on or about June 24, 1997. Certain of the information provided herein relates to Imperial Thrift and Loan Association (the "Bank"), a wholly-owned subsidiary of the Company.

     At the Meeting, shareholders of the Company are being asked to consider and vote upon the election of one director of the Company and the ratification of the appointment of Arthur Andersen, LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

Voting Rights and Proxy Information

     All shares of Company common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominee and the adoption of the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting of Shareholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the shareholders.

     Proxies marked to abstain have the same effect as votes against the proposal, while broker non-votes have no effect on the vote. A majority of the shares of the Company's Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of the Company a subsequent proxy relating to the same shares prior to the exercise of such proxy, (ii) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Michael L. Mayer, Esq., Secretary of the Company, at ITLA Capital Corporation, 888 Prospect Street, La Jolla, California 92037.

Voting Securities and Principal Holders Thereof

     Shareholders of record as of the close of business on June 4, 1997 will be entitled to one vote for each share then held. As of that date, the Company had 7,830,250 shares of Common Stock issued and outstanding.

     The following table sets forth, as of June 4, 1997, certain information as to (i) those persons who were known by management to be beneficial owners of more than five percent of Company common stock outstanding; (ii) the shares of common stock beneficially owned by the executive officers named below; and (iii) as to the shares of common stock beneficially owned by all executive officers and directors of the Company as a group.

                                                        Shares         Percent
                Beneficial Owner                  Beneficially Owned  of Class
                ----------------                  ------------------  --------
Wellington Management Company
75 State Street
Boston, Massachusetts  02109 ...................      750,000/(1)/      9.58%

Thomson Horstmann & Bryant, Inc.
Park 80 West, Plaza Two
Saddle Brook, New Jersey  07663 ................      746,200/(2)/      9.53

Kramer Spellman L.P.
2050 Center Avenue, Suite 300
Fort Lee, New Jersey  07024 ....................      586,300/(3)/      7.49

All directors and executive officers
as a group (12 persons) ........................      186,031/(4)/      2.33

/(1)/ As reported by Wellington Management Company ("Wellington") on a Schedule
      13G dated on or about February 10, 1997, and filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Wellington reported sole voting and investment power as to no shares, shared voting power as to 354,400 shares and shared investment power as to 750,000 of the 750,000 shares covered by the report.

/(2)/ As reported by Thomson Horstmann & Bryant, Inc. ("Thomson") on a Schedule
      13G dated on or about January 9, 1997, and filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Thomson reported sole voting power as to 473,400, sole investment power as to 746,200, shared voting power as to 10,400 and shares investment power as to none of the 746,200 shares covered by Thomson's report.

/(3)/ As reported by Kramer Spellman L.P. ("Kramer-Spellman") on a Schedule 13D dated on or about May 2, 1997. Messrs. Orin S. Kramer and Jay Spellman, the general partners of Kramer-Spellman reported shared voting and dispositive power as to all of the 586,300 shares covered by the report.

/(4)/ Includes shares held directly, as well as an aggregate of 158,331 shares which are subject to immediately exercisable options and options exercisable within 60 days of June 4, 1997, under the Company's Stock Option Plans, shares held in retirement accounts or by certain members of the named individual's families or corporations for which an individual is an officer or director or held by trust of which an individual is trustee or a substantial beneficiary, over which shares the individual may be deemed to have sole or shared voting and/or investment power. The above named individuals held exercisable options and options exercisable within 60 days of June 4, 1997 as follows: Chairman Haligowski - 95,000 shares; Director Lipscomb - 5,000 shares; Director Mayuga - 5,000 shares; Director Oribe - 5,000 shares; Director Reed - 5,000 shares; Norval L. Bruce - 13,333 shares; and George J. Guarini - 13,333 shares.

                      PROPOSAL I -- ELECTION OF DIRECTORS


          The Company's Board of Directors is composed of five members. Approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall have qualified.

          The table below sets forth certain information regarding the composition of the Company's Board of Directors, including their terms of office. The composition of the Board of Directors of the Company and the Bank is identical, except that Executive Vice President and Chief Credit Officer Norval Bruce is also a member of the Bank's Board of Directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominee identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                          Shares of
                                                                                        Common Stock
                                                                               Term     Beneficially     Percent
                                  Positions Held in the             Director    to        Owned at          of
      Name              Age/(1)/         Company                     Since    Expire  June 4, 1997/(2)/   Class
-------------------     --------  ---------------------             --------  ------  -----------------  --------
                                                       NOMINEE
                                                       -------
Jeffrey L. Lipscomb      43       Director                            1996    2000          5,000          .06%

                                            DIRECTORS CONTINUING IN OFFICE
                                            ------------------------------

Sandor X. Mayuga         48       Director                            1996    1998          5,800          .07

Robert R. Reed           60       Director                            1996    1998          5,200          .07

George W. Haligowski     42       Chairman of the Board,              1996    1999        120,000         1.51
                                  President and Chief Executive
                                  Officer

Hirotaka Oribe           62       Director                            1996    1999          5,200          .07

-----------------------

/(1)/ As of June 4, 1997.

/(2)/ Includes shares held directly, as well as an aggregate of 115,000 shares which are subject to immediately exercisable options and options exercisable within 60 days of June 4, 1997, under the Company's Stock Option Plans, shares held in retirement accounts or by certain members of the named individual's family or corporations for which an individual is an officer or director or held by trust of which an individual is trustee or a substantial beneficiary, over which shares the individual may be deemed to have sole or shared voting and/or investment power. The above named individuals held exercisable options and options exercisable within 60 days of June 4, 1997 as follows: Chairman Haligowski - 95,000 shares; Director Lipscomb - 5,000 shares; Director Mayuga - 5,000 shares; Director Oribe - 5,000 shares; and Director Reed - 5,000 shares.


          The business experience of each of the directors of the Company and the Bank for at least the past five years is as follows:

          George W. Haligowski has served as Chairman of the Board, President and Chief Executive Officer of the Company since inception and of the Bank since July 1992. From 1990 to the present, he has also served as President, Chief Executive Officer and Principal of Halivest International, Ltd., an international finance and asset management company. He was previously employed as a Vice President by Shearson Lehman Hutton, (1988-1990) and Prudential-Bache Securities (1983-1988), and by Avco Financial Services as Regional Director of its Japanese branch operations in 1976 to 1981, as Training Coordinator for Avco Thrift and Loan in 1976 and as a Branch Manager from 1974 to 1976.

          Jeffrey L. Lipscomb is an Investment Advisory Associate with EQ Financial Consultants, Inc. and formerly was a Registered Principal and Assistant Manager of the San Diego office of Equitable Financial Companies since 1986, handling corporate group benefits and personal financial planning.

          Sandor X. Mayuga is a member of the state bar of California, has been a member of the law firm of Tisdale & Nicholson since 1994, and previously conducted his own private law practice from 1985 to 1995. Mr. Mayuga previously served as a Director of the Bank from December 1983 to June 1993.

          Robert R. Reed is retired from Household International where he was employed in various positions from 1960 to 1992. Mr. Reed served as Vice President of Household Bank from 1980 to 1992. Mr. Reed was previously employed in management positions with Household Financial Corporation from 1962 to 1980. Mr. Reed previously served as a Director of the Bank from September 1994 to August 1995, when all directors appointed by the Bank's former parent resigned as part of the Bank's initial public offering.

          Hirotaka Oribe is a licensed architect with international experience in real estate development and urban planning. Since 1993, Mr. Oribe has served as an adviser to Kajima Development Resources, Inc. From 1979 to 1993, Mr. Oribe was Executive Vice President, Chief Operating Officer, and a Director of Kajima Development Corporation, a firm engaged in development and construction of single-family and multifamily housing, office buildings and retail space, and land development. Mr. Oribe previously held other positions with affiliates of Kajima Corporation of Japan from 1973 to 1979 and was a practicing architect from 1962 to 1973.

Board of Directors Meetings and Committees

          Meetings of the Board of Directors of the Company are generally held as required. During fiscal 1996 the Board of Directors held six meetings. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company held during 1996 and the total number of meetings held by all Board committees on which any such director served during 1996.

          The Board of Directors of the Company has standing Executive, Audit and Compensation Committees, the function and composition of which are set forth below.

          The Company's Board of Directors acts as the nominating committee that nominates officers and directors for election as well as nominees to fill any vacancies which may exist on the Board. The Board will consider nominees recommended by others; however, it has not actively solicited nominations nor established any procedures for this purpose. Pursuant to the Company's Bylaws, nominations must be delivered in writing to the Secretary of the Company at least 60 days prior to the date of the annual meeting.

          Executive Committee. The primary responsibilities of the Executive Committee are to advise the Company's management on matters when the full Board of Directors is unavailable or to conduct business as specifically designated by the full Board. The current members of the Executive Committee are Messrs. Haligowski and Oribe. The Executive Committee held eleven meetings in fiscal 1996.

          Audit Committee. The primary responsibilities of the Audit Committee are to recommend to the Board of Directors a firm of independent certified public accountants to conduct the annual audit of the Company's books and records; to review with such accounting firm the scope and results of the annual audit; to review the performance by such independent accountants of professional services in addition to those which are audit related; and to consult with the internal and independent auditors with regard to the adequacy of the Company's system of internal controls. The members of the Audit Committee are Messrs. Lipscomb and Mayuga. The Audit Committee held four meetings in fiscal 1996.

          Compensation Committee. The primary responsibilities of the Compensation Committee are to establish and review the compensation, both direct and indirect, to be paid to the Company's executive officers and other members of management; to review and submit to the Board of Directors its recommendations with respect to executive compensation plans; to establish and review periodically the Company's policies relating to executive perquisites; and to oversee the Company's employee benefit plans. The members of the Compensation Committee are Messrs. Lipscomb and Oribe. The Compensation Committee met once in fiscal 1996.

Directors Compensation

          Directors Fees. Each non-employee director was paid a monthly fee during 1996 of $1,250 for serving on the Company's Board of Directors. Each non-employee director is paid $500 for each board and committee meeting attended.

          Voluntary Retainer Stock and Deferred Compensation Plan. In 1996, the Company adopted the Voluntary Retainer Stock and Deferred Compensation Plan for Outside Directors (the "Outside Director Plan"). The Outside Director Plan provides for the deferral of compensation earned by non-employee directors of the Bank in the form of Stock Units ("Stock Units") in a Stock Unit account ("Stock Unit Account"). Directors may elect to have up to 100% of their fees converted into stock units.

          For dividends paid with respect to the Company's common stock, each non-employee director has credited to his or her Stock Unit Account an additional number of Stock Units in an amount determined under the Outside Director Plan. Each non-employee director's Stock Unit Account shall be settled by delivering to the non-employee director (or his beneficiary) the number of shares of Company common stock equal to the number of whole Stock Units then credited to the non-employee director's Stock Unit Account, in either (i) a lump sum or (ii) substantially equal annual installments over a period not to exceed ten years.

          The Director Stock Option Plan. The Company has adopted the Director Stock Option Plan pursuant to which directors are eligible to receive options to purchase Common Stock. The purpose of the Director Stock Option Plan is to enable the Company to attract, retain and motivate directors and further align their interests with those of the Company.

          Grants to nonemployee directors are made by the Board of Directors pursuant to a predetermined formula. Stock options to purchase 5,000 shares of Common Stock are automatically granted to nonemployee directors upon their election to the Board of Directors, and options to purchase an additional 1,000 shares are granted annually thereafter, provided such individuals continue to serve as directors.

Compensation Committee Interlocks and Insider Participation

          During 1996, the Compensation Committee, which acts as the compensation committee of the Company and the Bank, was comprised of Directors Lipscomb and Oribe.

Executive Compensation

          The following table sets forth information concerning the compensation for services in all capacities to the Company and the Bank for the years ended December 31, 1996, 1995 and 1994 of the Chief Executive Officer and the named executive officers of the Company and its subsidiaries with salary and bonus greater than $100,000 for the year ended December 31, 1996 (the "named officers").


=======================================================================================================
                                       SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                                                                              Long Term
                         Annual Compensation                                Compensation
-----------------------------------------------------------------------------------------    All Other
                                                   Salary      Bonus           Options     Compensation
    Name and Principal Position            Year     ($)       ($)/(1)/         (#)/(3)/         ($)
-------------------------------------------------------------------------------------------------------
George W. Haligowski                       1996   $293,316    $81,545/(2)/        ---     $ 65,904/(4)/
 Chairman of the Board, President          1995    174,058    136,888         285,000       70,572/(4)/
 and Chief Executive Officer               1994    150,000    194,174/(2)/        ---       39,766/(4)/
-------------------------------------------------------------------------------------------------------
Norval L. Bruce                            1996   $123,500    $   ---             ---     $  8,277/(5)/
 Executive Vice President and              1995    108,125     13,500          40,000       15,168/(5)/
 Chief Credit Officer of the Bank          1994    102,917     20,000             ---       10,395/(5)/
-------------------------------------------------------------------------------------------------------
George Guarini                             1996   $119,334    $   ---             ---     $ 11,495/(6)/
 President and Chief Executive Officer     1995     89,796      8,500          40,000       12,445/(6)/
 of ITLA Funding; formerly Senior Vice     1994     40,667        ---             ---       14,116/(6)/
 President and Chief Lending Officer of
 the Bank
-------------------------------------------------------------------------------------------------------

---------------------

/(1)/ The bonus is based on the Company's performance the prior year.
/(2)/ $55,000 of the 1996 bonus and the entire 1994 bonus were deferred at the election of the named officer under the Company's Nonqualified Deferred Compensation Plan.
/(3)/ Granted in 1995 and vests one-third on each of the three subsequent anniversary dates of issuance (Oct. 23, 1995).
/(4)/ Consists of (a) $21,000 in auto related benefits, (b) $22,850 in supplemental housing payments, (c) $6,950 in life insurance premiums, (d) $4,500 in employer contributions under the Bank's 401(k) plan and (e) $10,604 in preferential interest on employee savings accounts in 1996. The respective amounts for 1995 were $19,321, $22,850, $7,154, $6,682 and
      $14,565. The respective amounts for 1994 were $7,855, $15,797, $7,154,
      $4,125 and $4,835.
/(5)/ Consists of (a) $3,448 in auto related benefits, (b) $576 in life insurance premiums, (c) $3,705 in employer contributions to the Bank's 401(k) plan and (d) $548 in preferential interest on employee savings accounts in 1996. The respective amounts for 1995 were $8,750, $576, $5,492 and $350. The respective amounts for 1994 were $5,452, $576,
      $3,925 and $442.
/(6)/ Consists of (a) $10,200 of auto related benefits, (b) $1,295 in employer contributions to the Company's 401(k) plan in 1996. The respective amounts for 1995 were $9,600 and $2,845. The respective amounts for 1994 were $5,250 and $705; the figure for 1994 also includes $8,161 in supplemental housing payments.

Employment Agreements and Change of Control Arrangements

          The Bank has entered into an employment agreement with Mr. Haligowski, and change of control agreements with Messrs. Bruce and Guarini. The employment agreement provides for an initial employment term of three years, with the agreement automatically annually extending for an additional one-year period unless either party provides the other with at least 90 days notice of the nonextension or termination. The employment agreement provides that the Bank may terminate the officer "for cause," as defined in the employment agreement, and that in the event the Bank terminates the officer without cause including as a result of a change of control, the officer will be entitled to receive his base salary for the remaining term of the agreement and a pro rata portion of his bonus, if any, for the year in which his employment is terminated as well as a continuation of all employment related benefits through the remaining term of the agreement and the immediate vesting of any stock options previously granted and outstanding. The annual base salary for Mr. Haligowski under the employment agreement is currently $299,250 (which salary may be increased from time to time by the Board of Directors). The employment agreement also provides for, among other things, annual incentive compensation, disability pay, participation in stock benefit plans, and other fringe benefits, including a supplemental housing payment of not less than $2,500 per month, an automobile allowance of not less than $1,750 per month, and life insurance coverage in an amount not less than four times Mr. Haligowski's annual salary. Under the employment agreement, Mr. Haligowski received an initial option grant of 285,000 shares of common stock.

          The change of control agreements have initial terms of one year and automatically extend for additional one-year periods upon a change of control, as defined in the agreement, or upon their anniversary date, unless either party provides the other with at least 90 days notice of termination. These agreements provide that in the event the officer is terminated within twelve months following a change of control, as defined in the agreement, the officer shall be entitled to receive upon such termination an amount equal to 150% of the greater of the annualized salary as in effect on the date of the change of control or the date of termination and a pro rata portion of his bonus, if any, for the year in which his employment is terminated. The annual base salary for each of Messrs. Bruce and Guarini is currently $131,670 and $175,000, respectively.

          Change of control, in both the employment agreement and the change in control agreements, is defined to include (i) the sale of substantially all of the stock or assets of the Bank, whether by merger, consolidation, sale of assets or sale or exchange of Common Stock or the complete liquidation of the Company, (ii) the sale by the Company or the acquisition by any person in any single transaction (or series of related transactions) of more than 30% of the then outstanding Common Stock of the Bank (on a fully diluted basis) or (iii) any date upon which the directors of the Bank nominated by the Board cease to constitute a majority of the Board. Both the employment agreement and the change of control agreements will provide that no payments may be made thereunder in connection with the termination of the officers covered by such agreements if, at the time such payments would otherwise be made, the Bank is prohibited from making such payments by any applicable federal or state law or regulation governing its operations, unless the Bank has obtained prior approval for such otherwise prohibited payments from the appropriate regulatory authorities.

Option Grants for 1996

          No stock options were granted pursuant to the Stock Option Plan to the named executive officers in 1996.

          The following table sets forth certain information concerning the number and value of stock options at December 31, 1996 held by the named executive officers.

=========================================================================================================
                                 OPTION VALUES AT DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------
                                                                                      Value of
                                                           Number of                 Unexercised
                                                          Unexercised                In-the-Money
                                                          Options at                  Options at
                                                          FY-End (#)                  FY-End ($)
---------------------------------------------------------------------------------------------------------
                           Shares
                          Acquired      Value
                             on       Realized
         Name           Exercise (#)     ($)       Exercisable  Unexercisable  Exercisable  Unexercisable
---------------------------------------------------------------------------------------------------------
George W. Haligowski        ---         N/A           95,000        190,000     $475,000       $950,000
---------------------------------------------------------------------------------------------------------
Norval L. Bruce             ---         N/A           13,333         26,667       66,665        133,335
---------------------------------------------------------------------------------------------------------
George Guarini              ---         N/A           13,333         26,667       66,665        133,335
=========================================================================================================

---------------------------
/(1)/ The difference between the aggregate option exercise price and the closing price of $15.00 of the underlying shares at December 31, 1996.


Compensation Committee Report on Executive Compensation

          The Compensation Committee (the "Committee") has furnished the following report on executive compensation:

          Compensation Policies. Under the supervision of the Board of Directors, the Company has developed and implemented compensation policies, plans and programs which seek to enhance the profitability of the Company, and thus shareholder value, by closely aligning the financial interests of the Company's employees, including its Chief Executive Officer ("CEO") and the Company's other senior management, with those of its shareholders.

          The executive compensation program of the Company is designed to:

          . Support a pay-for-performance policy that differentiates compensation based on corporate and individual performance;

          . Motivate employees to assume increased responsibility and reward them for their achievement;

          . Provide compensation opportunities that are comparable to those offered by other leading companies, allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and

          . Align the interests of executives with the long-term interests of shareholders through award opportunities that can result in ownership of Common Stock.

          At present, the executive compensation program is comprised of salary, annual cash incentive opportunities, long-term incentive opportunities in the form of stock options, and miscellaneous benefits typically offered to executives by major corporations. The Committee considers the total compensation (earned or potentially available) in establishing each element of compensation so that total compensation paid is competitive with the market place, based on an independent consultant's survey of salary competitiveness of other financial institutions. The Committee intends to be advised periodically by independent compensation consultants concerning salary competitiveness.

          As to Mr. Haligowski and other executive officers, as an executive's level of responsibility increases, a greater portion of his or her potential total compensation opportunity is based on the Company performance incentives rather than on salary. Reliance on the Company performance causes greater variability in the individual's total compensation from year to year. By varying annual and long-term compensation and basing both on corporate performance, the Company believes executive officers are encouraged to continue focusing on building profitability and shareholder value.

          Salaries. With respect to Mr. Haligowski's base salary, this Committee took into account a comparison of salaries of chief executive officers of local financial institutions and increased Mr. Haligowski's salary to $299,250 as of June 1, 1996. Likewise, each executive officer's base salary was determined utilizing financial institution compensation surveys.

          Stock Option Awards. The Company's Employee Stock Option Plan is designed to align a significant portion of the executive compensation program with shareholder interests. The Employee Stock Option Plan provides for the granting of stock-based awards. To date, the only type of award granted under the Employee Stock Option Plan to executive officers and other key employees consists of stock options.

          Restricted Stock Awards. In 1996, the Committee adopted a policy relating to the granting of restricted stock awards in lieu of a portion of the cash bonus which would otherwise be paid to executive officers and certain key employees under the Company's Recognition and Retention Plan (the "RRP") to be carried out by the Compensation Committee. Under this policy, awards may be granted to plan participants by the Committee utilizing objective criteria adopted by the Compensation Committee and approved by the Board of Directors, after taking into account the practices of other publicly traded financial institutions and such other factors as deemed appropriate. In addition, under the formula, no awards under the proposed RRP will be granted in any year in which the Bank does not achieve a return on assets of at least .50% and remains adequately capitalized under FDIC rules. No restricted stock awards were granted during 1996.

          In 1993, Section 162(m) was added to the Code, the effect of which is to eliminate the deductibility of compensation over $1 million, with certain exclusions, paid to each of certain highly compensated executive officers of publicly held corporations, such as the Company. Section 162(m) applies to all remuneration (both cash and non-cash) that would otherwise be deductible for tax years beginning on or after January 1, 1994, unless expressly excluded. Because the current compensation of each of the Company's executive officers is well below the $1 million threshold, the Company has not yet considered its policy regarding the new provision.

           Jeffrey L. Lipscomb                        Hirotaka Oribe

Shareholder Return Performance Presentation

          Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the SNL All Thrift Index and the Nasdaq Market Index for the period commencing October 27, 1995 and ended December 31, 1996.

                              ITLA Capital Corp.

                           [LINE GRAPH APPEARS HERE]

                                           Period Ending
                                ------------------------------------------------------------
          Index                 10/27/95   12/31/95   3/31/96   6/30/96   9/30/96   12/31/96
          ----------------------------------------------------------------------------------
          ITLA Capital Corp.    $100.00    $107.69    $123.08   $129.67   $119.78   $131.87
          NASDAQ                $100.00    $102.87    $107.87   $116.46   $120.60   $126.52
          SNL All Thrift Index  $100.00    $106.82    $108.77   $111.47   $122.98   $139.19

          * Assumes $100 invested on October 27, 1995. Total return assumes reinvestment of dividends.


Certain Transactions

          During the year, the Company utilized the services of various law firms, including the law firm of Tisdale & Nicholson. Sandor X. Mayuga, a director of the Company, is a partner in that law firm. During 1996, Mr. Mayuga's firm received approximately $844 in legal fees from the Company, which amount was not in excess of 5% of such firm's revenues during 1996.

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

          To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.

     PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS


          On July 31, 1996, the Company dismissed the firm of Grant Thornton ("Grant") as independent certified accountants for the Company.

          The authority to change independent certified accountants was provided to the Audit Committee by the Board of Directors.

          Grant performed an audit of the financial statements for the fiscal years ended December 31, 1994 and 1995. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the fiscal years ended December 31, 1994 and 1995, and from December 31, 1995 through the effective date of the Grant termination, there were no disagreements between the Company and Grant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements would have caused Grant to make reference to the subject matter of such disagreements in connection with its reports.

          During the fiscal years ended December 31, 1994 and 1995, and through July 31, 1996, there were no reportable events (as defined in Regulation S-K
Item 304(a)(l)(v)) with Grant. Grant has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements.

          On July 31, 1996 the Company engaged the firm of Arthur Andersen as independent certified accountants for the Company.

          During the fiscal year ended December 31, 1995 and from December 31, 1995 through the engagement on July 31, 1996 of Arthur Andersen as the Company's independent accountant, neither the Company nor anyone on its behalf had consulted Arthur Andersen with respect to any accounting or auditing issues involving the Company other than discussions with regard to the engagement. In particular, there were no discussions with the Company regarding the application of accounting principles to a specific transaction, the type of audit opinion that might be rendered on the financial statements or any related item.

          The Company reported the information above on a Form 8-K filed on August 6, 1996.

          The Board of Directors has renewed the Company's arrangement for Arthur Andersen, LLP to be its independent auditors for the fiscal year ending December 31, 1997, subject to the ratification of the appointment by the Company's shareholders. A representative of Arthur Andersen, LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.



      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
            RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN, LLP
                   AS THE COMPANY'S AUDITORS FOR THE FISCAL
                        YEAR ENDING DECEMBER 31, 1997.

                                 OTHER MATTERS

          The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement.
However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

          In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office, at 888 Prospect Street, La Jolla, California 92037, no later than March 26, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

          The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone, without additional compensation.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ George W. Haligowski

                                 George W. Haligowski
                                 Chairman of the Board, President and
                                   Chief Executive Officer

La Jolla, California
June 24, 1997

LOGO

                                REVOCABLE PROXY
                            ITLA CAPITAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 24, 1997

  The undersigned hereby appoints the Board of Directors of ITLA Capital Corporation (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Thursday, July 24, 1997 at the Radisson Hotel at 3299 Holiday Court, La Jolla, California, at 1:00 P.M. (California Time), and at any and all adjournments thereof, as follows:

1. The election of the following
   director for a term of three
   years:

  JEFFREY L. LIPSCOMB
                    [_] FOR    [_] WITHHELD

II. The ratification of the appointment of Arthur Andersen, LLP as independent auditors for the Company for the fiscal year ending December 31, 1997.

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

  In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

LOGO


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  This proxy may be revoked at any time before it is voted by: (i) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company prior to the exercise of this proxy; (ii) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

  The undersigned acknowledges receipt from the Company prior to the execution of this Proxy, of Notice of the Meeting, a related Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996.

                                             Dated: ___________________________

                                             __________________________________
                                                 PRINT NAME OF STOCKHOLDER
                                             __________________________________
                                                  SIGNATURE OF STOCKHOLDER
                                             __________________________________
                                                 PRINT NAME OF STOCKHOLDER
                                             __________________________________
                                                  SIGNATURE OF STOCKHOLDER

                                             PLEASE SIGN EXACTLY AS YOUR NAME
                                             APPEARS ABOVE ON THIS CARD. WHEN
                                             SIGNING AS ATTORNEY, EXECUTOR,
                                             ADMINISTRATOR, TRUSTEE OR
                                             GUARDIAN, PLEASE GIVE YOUR FULL
                                             TITLE. IF SHARES ARE HELD
                                             JOINTLY, EACH HOLDER SHOULD SIGN.

    PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.